Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2006
(dollars in thousands)

                                                                    Boyd Gaming  South Coast     Pro Forma     Boyd Gaming
                                                                    Historical   Disposition    Adjustments     Pro Forma
                                                                    -----------  -----------    -----------    -----------
Cash and cash equivalents                                          $   169,342  $   (10,655)(a)$        --    $   158,687
Restricted cash                                                         12,346           --             --         12,346
Accounts receivable                                                     25,504       (2,573)(a)        150 (d)     23,081
Insurance receivable                                                        --           --             --             --
Inventories                                                             14,693       (2,109)(a)         --         12,584
Prepaid expenses and other                                              45,908       (3,317)(a)      2,378 (d)     44,969
Deferred income taxes                                                    2,601           --             --          2,601
Income tax receivable                                                   23,015           --         23,621 (g)     46,636
                                                                    -----------  -----------    -----------    -----------
  Total current assets                                                 293,409      (18,654)        26,149        300,904

Property and equipment, net                                          2,786,620     (551,297)(a)         --      2,235,323
Investment in Borgata, net                                             384,824           --             --        384,824
Other assets, net                                                      109,013       (2,216)(a)         --        106,797
Intangible assets, net                                                 506,793           --             --        506,793
Goodwill, net                                                          404,206           --             --        404,206
                                                                    -----------  -----------    -----------    -----------
  Total assets                                                     $ 4,484,865  $  (572,167)   $    26,149    $ 3,938,847
                                                                    ===========  ===========    ===========    ===========

Current maturities of long-term debt                               $    20,985  $        --    $        --    $    20,985
Accounts payable                                                        80,632       (6,868)(a)        337 (d)     74,101
Construction payables                                                   41,352      (28,102)(a)     46,032 (b)     59,282
Accrued liabilities
  Payroll and related                                                   70,084       (4,423)(a)      3,723 (d)     69,384
  Interest                                                              22,086           --             --         22,086
  Gaming                                                                60,563       (3,144)(a)      2,063 (d)     59,482
  Accrued expenses and other                                            71,982       (1,963)(a)        635 (d)     70,654
  Income taxes payable                                                      --           --             --             --
  Deferred gain from insurance proceeds                                 23,121           --             --         23,121
                                                                    -----------  -----------    -----------    -----------
  Total current liabilites                                             390,805      (44,500)        52,790        399,095

Long-term debt, net of current maturities                            2,589,138           --       (400,939)(e)  2,188,199
Deferred income taxes and other liabilities                            326,968           --             --        326,968
Commitments and contingencies
  Preferred stock                                                           --           --             --             --
  Common stock                                                             898           --            (34)(f)        864
  Additional paid-in capital                                           645,535     (536,434)(a)   (111,956)(f)    533,579
                                                                                                   536,434 (c)
  Retained earnings                                                    524,095        8,767 (a)     (8,767)(c)    482,716
                                                                                                   (41,379)(h)
  Accumulated other other comprehensive income, net                      7,426           --             --          7,426
                                                                    -----------  -----------    -----------    -----------
  Total stockholders' equity                                         1,177,954     (527,667)       374,298      1,024,585
                                                                    -----------  -----------    -----------    -----------
  Total liabilities and stockholders' equity                       $ 4,484,865  $  (572,167)   $    26,149      3,938,847
                                                                    ===========  ===========    ===========    ===========

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006
(dollars in thousands, except per share amounts)

                                                                    Boyd Gaming  South Coast     Pro Forma     Boyd Gaming
                                                                    Historical   Disposition    Adjustments     Pro Forma
                                                                    -----------  -----------    -----------    -----------
Revenues
    Gaming                                                         $ 1,020,995  $   (55,685)(i)$        --    $   965,310
    Food and beverage                                                  182,549      (19,575)(i)         --        162,974
    Room                                                               106,523      (12,067)(i)         --         94,456
    Other                                                               81,164       (6,619)(i)         --         74,545
                                                                    -----------  -----------    -----------    -----------
Gross revenues                                                       1,391,231      (93,946)            --      1,297,285
Less promotional allowances                                            133,892       (9,992)(i)         --        123,900
                                                                    -----------  -----------    -----------    -----------
        Net revenues                                                 1,257,339      (83,954)            --      1,173,385
                                                                    -----------  -----------    -----------    -----------
Costs and expenses
    Gaming                                                             464,946      (24,492)(i)         --        440,454
    Food and beverage                                                  118,555      (16,926)(i)         --        101,629
    Room                                                                33,921       (4,171)(i)         --         29,750
    Other                                                               60,922       (5,128)(i)         --         55,794
    Selling, general and administrative                                173,560      (11,594)(i)        958 (k)    162,924
    Maintenance and utilities                                           56,310       (5,358)(i)         --         50,952
    Depreciation and amortization                                      113,676      (13,376)(i)         --        100,300
    Corporate expense                                                   27,089           --             --         27,089
    Preopening expenses                                                 14,848       (1,754)(i)         --         13,094
    Write-downs and other charges, net                                  32,740           --             --         32,740
                                                                    -----------  -----------    -----------    -----------
       Total costs and expenses                                      1,096,567      (82,799)           958      1,014,726
                                                                    -----------  -----------    -----------    -----------
Operating income from Borgata                                           43,400           --             --         43,400
                                                                    -----------  -----------    -----------    -----------
Operating income                                                       204,172       (1,155)          (958)       202,059
                                                                    -----------  -----------    -----------    -----------
Other income (expense)
    Interest income                                                         72           --             --             72
    Interest expense, net of amounts capitalized                       (86,090)          --         13,352 (j)    (72,738)
    Other non-operating expenses from Borgata, net                      (4,295)          --             --         (4,295)
                                                                    -----------  -----------    -----------    -----------
       Total                                                           (90,313)          --         13,352        (76,961)
                                                                    -----------  -----------    -----------    -----------
Income before provision for income taxes                               113,859       (1,155)        12,394        125,098
Provision for income taxes                                              40,459           --          4,051 (l)     44,510
                                                                    -----------  -----------    -----------    -----------
Net income (loss)                                                  $    73,400  $    (1,155)   $     8,343    $    80,588
                                                                    ===========  ===========    ===========    ===========

Net income per share
    Basic                                                          $      0.82                                $      0.94
                                                                    -----------                                -----------
    Diluted                                                               0.81                                       0.92
                                                                    -----------                                -----------

Shares used in calculating net income per share
    Basic                                                               89,473                      (3,448)(m)     86,025
                                                                    -----------                 -----------    -----------
    Diluted                                                             90,978                      (3,448)(m)     87,530
                                                                    -----------                 -----------    -----------

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
(dollars in thousands, except per share amounts)

                                                                    Boyd Gaming  South Coast     Pro Forma     Boyd Gaming
                                                                    Historical   Disposition    Adjustments     Pro Forma
                                                                    -----------  -----------    -----------    -----------
Revenues
    Gaming                                                         $ 1,817,289  $    (4,852)(i)$        --    $ 1,812,437
    Food and beverage                                                  326,566       (1,192)(i)         --        325,374
    Room                                                               178,091         (471)(i)         --        177,620
    Other                                                              149,057         (326)(i)         --        148,731
                                                                    -----------  -----------    -----------    -----------
Gross revenues                                                       2,471,003       (6,841)            --      2,464,162
Less promotional allowances                                            247,983         (622)(i)         --        247,361
                                                                    -----------  -----------    -----------    -----------
        Net revenues                                                 2,223,020       (6,219)            --      2,216,801
                                                                    -----------  -----------    -----------    -----------
Costs and expenses
    Gaming                                                             807,712       (1,559)(i)         --        806,153
    Food and beverage                                                  203,901       (1,068)(i)         --        202,833
    Room                                                                53,063         (177)(i)         --         52,886
    Other                                                              129,342         (248)(i)         --        129,094
    Selling, general and administrative                                322,226         (668)(i)         --        321,558
    Maintenance and utilities                                           97,063         (233)(i)         --         96,830
    Depreciation and amortization                                      174,939         (596)(i)         --        174,343
    Corporate expense                                                   44,101           --             --         44,101
    Impairment loss                                                     56,000           --             --         56,000
    Preopening expenses                                                 18,927      (11,237)(i)         --          7,690
    Hurricane and related expenses, net                                  9,274           --             --          9,274
                                                                    -----------  -----------    -----------    -----------
       Total costs and expenses                                      1,916,548      (15,786)            --      1,900,762
                                                                    -----------  -----------    -----------    -----------
Operating income from Borgata                                           96,014           --             --         96,014
                                                                    -----------  -----------    -----------    -----------
Operating income                                                       402,486        9,567             --        412,053
                                                                    -----------  -----------    -----------    -----------
Other income (expense)
    Interest income                                                        224           --             --            224
    Interest expense, net of amounts capitalized                      (129,023)          --             67 (j)   (128,956)
    Loss on early retirement of debt                                   (17,529)          --             --        (17,529)
    Gain on sale of undeveloped land                                       659           --             --            659
    Other non-operating expenses from Borgata, net                     (11,718)          --             --        (11,718)
                                                                    -----------  -----------    -----------    -----------
       Total                                                          (157,387)          --             67       (157,320)
                                                                    -----------  -----------    -----------    -----------
Income before provision for income taxes                               245,099        9,567             67        254,733
Provision for income taxes                                              84,050           --          3,439 (l)     87,489
                                                                    -----------  -----------    -----------    -----------
Income before cumulative effect of a change in
    accounting principle                                           $   161,049  $     9,567    $    (3,372)   $   167,244
                                                                    ===========  ===========    ===========    ===========

Income per share before cumulative effect of a change
    in accounting principle
    Basic                                                          $      1.82                                $      1.98
                                                                    -----------                                -----------
    Diluted                                                        $      1.78                                $      1.93
                                                                    -----------                                -----------

Shares used in calculating income per share before cumulative effect of a change in accounting principle
    Basic                                                               88,528                      (3,448)(m)     84,580
                                                                    -----------                 -----------    -----------
    Diluted                                                             90,507                      (3,448)(m)     86,559
                                                                    -----------                 -----------    -----------

NOTES TO THE UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL INFORMATION

1. Basis of Presentation

The unaudited pro forma condensed consolidated financial statements present Boyd Gaming Corporation's (the "Company") pro forma financial position and results of operations based upon historical financial information after giving effect to the previously announced disposition of the assets constituting the South Coast Hotel and Casino (the "South Coast") to Michael J. Gaughan (the "Buyer") pursuant to the terms of that certain Unit Purchase Agreement, dated July 25, 2006, as amended, between the Company, Coast Hotels and Casinos, Inc., Silverado South Strip, LLC and the Buyer (the "Disposition"), and the related adjustments described in these footnotes. The unaudited pro forma condensed consolidated financial statements are presented as if the Disposition had been completed on June 30, 2006 for purposes of the unaudited condensed consolidated balance sheet information, and on January 1 for each of the periods ended June 30, 2006 and December 31, 2005, respectively, for purposes of the unaudited condensed consolidated statements of operations information.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the consolidated results of operations that the Company would have achieved had the Disposition taken place on January 1 for the periods presented and do not purport to be indicative of the effects that may be expected to occur in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's historical consolidated financial statements and accompanying notes.

The unaudited pro forma condensed consolidated financial statements of the Company are presented in accordance with Article 11 of Regulation S-X.

2. Pro Forma Disposition

On July 25, 2006, the Company announced its agreement to sell South Coast to the Buyer, and the transaction closed on October 25, 2006. The Buyer used the net proceeds from the public offering of the Buyer's 12,342,504 shares of Company common stock, as well as the cancellation of the note issued by the Company to the Buyer in connection with the Company's repurchase of the Buyer's 3,447,501 shares of Company common stock, to pay the consideration for the South Coast. The actual fair value of the aggregate stock and cash consideration was determined based upon a $32.4844 price per share, net of transaction costs, for 15,790,005 shares of the Company's common stock.

The aggregate consideration received from the Disposition was as follows (in thousands):

Cash consideration received by the Company from the Buyer's
  public offering of his 12,342,504 shares of Company
  common stock, net of transaction costs                        $ 400,939
Fair value of the 3,447,501 shares of Company common stock             --
  repurchased from the Buyer, net of transaction costs            111,990
                                                                 ---------
    Aggregate value of stock and cash consideration             $ 512,929
                                                                 =========

3. Pro Forma Adjustments

The pro forma adjustments included in the unaudited pro forma condensed consolidated financial statements are as follows:

(a) To eliminate all of the historical assets, liabilities and equity of South Coast.

(b) To reflect the Company's obligation for the remaining estimated construction costs to complete South Coast.

(c) To restore the historical equity of South Coast in order to calculate the loss from the Disposition.

(d) To reflect those items of working capital that will be retained by the Company after the Disposition.

(e) To reflect the net cash consideration received in connection with the Disposition that was used to reduce debt.

(f) To reflect the fair value of the 3.4 million shares of Company common stock repurchased by the Company from the Buyer and retired in connection with the disposition.

(g) To reflect the estimated increase in income taxes receivable due to the estimated loss from the Disposition.

(h) To reflect the estimated loss recognized from the Disposition, net of taxes.

(i) To eliminate all of the historical revenues and expenses of South Coast.

(j) To reflect the elimination of interest expense as a result of the reduction of debt with cash proceeds from the Disposition and the allocation of interest expense to South Coast. The allocation of interest expense to South Coast is based on the ratio of: (i) the net assets of South Coast less the debt repaid as a result of the Disposition to (ii) the total consolidated net assets and pro forma debt of the Company.

(k) To reflect the amount of corporate allocated expense that will not be eliminated upon disposal of South Coast.

(l) To reflect the effective tax rate for continuing operations on pro forma pre-tax income.

(m) To reflect the number of shares repurchased by the Company from the Buyer and retired in connection with the Disposition.